                                SECURITY CAPITAL

                           [Photo of Chicago Skyline]

                             U.S. REAL ESTATE SHARES
                             2001 SEMIANNUAL REPORT





                                     [Logo]
                                SECURITY CAPITAL

SECURITY CAPITAL
U.S. REAL ESTATE SHARES
--------------------------------------------------------------------------------

Security Capital U.S. Real Estate Shares is a highly focused, no-load real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile returns, as compared with other U.S. real estate mutual funds that invest primarily in real estate securities in the United States by integrating in-depth proprietary research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Real estate securities delivered strong performance during the first half of 2001 drawing investor interest in a challenging economic period through a combination of attractive valuations, durable underlying cash flow and healthy dividends. The benchmark Wilshire Real Estate Securities Index ("WARESI") posted a total return of 9.8% through June 30, 2001. By comparison, the S&P 500 and Russell 2000 indices generated total returns through June 30, 2001 of -6.7% and 6.9%, respectively. On a trailing 12-month basis, the WARESI has generated a total return of 24.6%, strongly outperforming both the S&P 500 (-14.8%) and the Russell 2000 (0.7%).

Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares") generated an attractive total return for the first half of 2001 of 4.9%, but underperformed the WARESI by 488 basis points during this period as investors in the group gravitated aggressively to dividend yield. As of June 30, 2001, the Fund's 3-year average annual return is 10.1%, representing an average annual outperformance of the WARESI of 347 basis points. This 3-year performance ranks the Fund No. 1 out of all real estate mutual funds ranked by Morningstar/1/. SC-US Real Estate Shares has received a Morningstar(R) Category Rating(TM) of 5, the highest possible, and as of July 31, 2001, has received the coveted 5-Star Overall Morningstar Rating(TM)/2/.


2001 Mid-Year Overview

Underlying the strong performance of the WARESI benchmark during the first half of 2001 were a number of significant crosscurrents that drove results for individual stocks. For example, a significant theme among the strongest performing stocks was dividend yield--the higher the better almost irrespective of underlying fundamentals. The quartile of the WARESI paying the highest dividends--companies yielding 12.1% on average coming into 2001--generated a healthy total return of 34.4% through June 30, 2001. By contrast, the lowest dividend quartile, a group yielding 4.8% and including many of the "blue chip" real estate companies, generated a total return of only 5.7% through June 30, 2001. This reach for yield by the market has clearly been a significant factor in the performance of the WARESI benchmark in 2001, leaving more fundamentals-driven investors to wrestle with an apparent contradiction--many high dividend companies appear less well-suited to perform in an

--------------------------------------------------------------------------------

economic downturn in terms of financial flexibility, underlying property fundamentals and scale.

A second important variable was the California economy, in particular, the Bay Area. News regarding imploding dot-coms, weakening tech fundamentals and rolling electrical blackouts blanketed the media early in the year. By the second quarter, investors began to see the actual impact on the local economy and the real estate markets in terms of increasing vacancy and falling rents, particularly for office and multifamily properties. Last year's low-single-digit vacancy rates and near-$100 per square foot rents for office space in San Francisco's financial district have been a casualty of a dramatic increase in space available for sublet with rents off by 30% to 50%. In this context, companies with Bay Area portfolio concentrations have been subject to continuing investor anxiety and had a difficult time participating in the strong performance of the WARESI benchmark.

In spite of these high profile issues, however, California during the first half of 2001 was the focal point of one of the largest REIT mergers ever, the acquisition of Spieker Properties (SPK) by Equity Office Properties (EOP) for stock and cash totaling $7.2 billion. Spieker has been among the most highly regarded public real estate companies and the Company's concentrated portfolio of Bay Area and other West Coast office assets has benefited from skyrocketing office rents in these markets over the last several years preceding 2001. Spieker's decision to merge surprised many investors and acknowledges the power of scale in real estate operations and finance. Importantly, the merger also underscores a key reality--while Northern California is facing significant economic issues, the Bay Area is a highly dynamic economy and one of the most challenging places in the U.S. to develop real estate or acquire portfolio scale, a formula that drives long-term performance and can be expected to buoy valuations and/or drive future mergers.

By property type, the best performance during the first half of 2001 came from the regional mall, self-storage, and healthcare companies with returns through June 30, 2001 of 28.3%, 25.3%, and 23.5%, respectively. A key factor behind mall and healthcare performance has been high current yield as the market has scoured the REIT universe for secure dividends and

--------------------------------------------------------------------------------

found them in these sectors. Additional factors are a remarkably resilient consumer in the case of malls and a sense that healthcare real estate stresses of the last several years are easing. Mall company performance totals were also buoyed during the second quarter by the strong performance of the mega cap company in that sector-- Simon Property Group (SPG)--which is one of several companies singled out by the market as a leading candidate among REITs for potential inclusion in the S&P 500. The other leading candidate is considered to be Equity Office Properties (EOP), an office company. While REITs have not historically been included in the S&P 500, real estate is a huge part of the economy and the emergence of dominant public real estate companies with an intense operating focus is expected to shift perspectives on this issue. Finally, self-storage companies are benefiting from healthy fundamentals and the group's favorable recession dynamics on both the demand and the supply side.

The underperforming companies during the first half of 2001 were the industrial, multifamily, and office companies with returns for the quarter of 4.4%, 5.2%, and 5.9%, respectively. Office and industrial companies have been the focus of investor concerns regarding the soft business economy and the extent to which depressed corporate earnings and layoffs will translate into a protracted reduction in demand for all types of commercial space. The lagging performance of multifamily companies, considered to be highly recession resistant, continues to be surprising and reflects a combination of factors including moderate dividend levels, some Bay Area portfolio concentrations, the surprising resilience of new single family home sales, as well as the strong stock performance of multifamily companies last year.

The pace of industry consolidation continued to advance in the first half of 2001 with, in addition to the Equity Office / Spieker transaction noted earlier, the announced merger of two multifamily companies: Archstone Communities Trust
(ASN) and Charles E. Smith Residential Realty (SRW). The transaction, expected to close in September, calls for Archstone to acquire Smith Residential in an all-stock transaction initially valued at $3.6 billion, or $49.37 per SRW share, an 8.4% premium over the Company's pre-announcement valuation. The unique attributes of Smith Residential in terms of its Washington D.C. portfolio concentration and high-rise ownership/development experience were clearly a focus of the

--------------------------------------------------------------------------------

transaction and the added scale and management depth of the combined company establishes a dominant platform in the multifamily sector.


Fund Performance

Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares") generated a total return for the first half of 2001 of 4.9%, a 488 basis point underperformance of the WARESI benchmark over this period. From a property-sector perspective, our large office and multifamily investment positions have underperformed in 2001 and we have been disadvantaged by a significant underweight in retail stocks. More to the point, however, our portfolio has emphasized competitive durability and financial flexibility in a period when dividends were almost all that seemed to matter. While we are dissatisfied with our results to-date in 2001, particularly in light of our consistent record of outperformance, we remain focused on fundamentals and came away from the first half with even greater conviction in the portfolio opportunities and strategies highlighted by our rigorous investment process.

On a trailing 3-year basis, SC-US Real Estate Shares has generated a compounded average annual return net of fees of 10.1%, representing an average annual outperformance of the WARESI of 347 basis points. This 3-year performance ranks the Fund No. 1 out of all real estate mutual funds ranked by Morningstar/1/. With this outstanding record, SC-US Real Estate Shares has received a Morningstar(R) Category Rating(TM) of 5, the highest possible, and as of July 31, 2001, has received the coveted 5-Star Overall Morningstar Rating(TM). The Morningstar(R) Category Rating(TM) is a quantitative measure of risk-adjusted performance over a 3-year period and shows how well a fund has balanced risk and return relative to other funds in its category. The Overall Morningstar Rating(TM) is the weighted average of a fund's 3-, 5- and 10-year (if applicable) risk-adjusted performance. The top 10% of the funds in the broad asset class receive 5 Stars/2/.

Since its inception on December 20, 1996, SC-US Real Estate Shares has generated an average annual total return of 11.5%, 327 basis points in excess of the average annual return for the WARESI benchmark.

--------------------------------------------------------------------------------

Investment Outlook

In step with the slowing economy, real estate markets have cooled markedly in 2001. Users of real estate--from corporations to individual business travelers--have slowed the pace of their decisions to accommodate pressures and uncertainties within their own organizations, but also in response to a growing sense that time may bring more choices and greater negotiating leverage rather than less. The market statistics that emerged in the first half of 2001 began to document the implications of this rapid deceleration in terms of absorption, occupancy rates and rental growth rates.

So far at least, this has been a very business-oriented slowdown--we've seen resilience on the part of consumers in terms of spending patterns, including first time home buying. Led by tech restructurings and failures as well as broader corporate cost saving initiatives, national net absorption of office space during the first half of 2001 was actually negative with the national office vacancy rate topping 10% for the first time since the end of 1997--it was as low as 7.9% a year ago. Business also scaled back on travel and special events, driving negative growth in lodging "RevPAR", or revenue per available room, for the first time since 1991. Even apartment companies were impacted with a rapid evaporation of demand for high profit, corporate units. These are sobering conditions, but even more so in the context of a daily barrage of news from corporate America regarding planned layoffs and other cost saving initiatives yet to be fully reflected. While rate cuts by the Fed and a recent easing of energy cost pressures are good news, our experience tells us that cost conscious behavior on the part of corporations, once empowered, is slow to recede. Real estate, while generally benefiting from longer-term leases, will not be immune. As a result, it is too early yet to call a bottom and if the consumer gets involved, we could see additional stress and a greater impact on the retail sector as well.

The challenge for investors in real estate stocks is to place these events and trends in some context, to separate emotional reactions to daily news and events from a rigorous and realistic assessment of the fundamentals likely to drive future performance. We believe the uncertain economic environment warrants caution and selectivity. We also believe that investors should

--------------------------------------------------------------------------------

not lose sight of key fundamental realities as they weigh the performance and diversification opportunities in real estate stocks vis-a-vis other investment opportunities.

     . Real estate markets are not overbuilt. While a softening economy is impacting demand, the larger threat to real estate operating and investment performance has historically been excessive new supply leading to overbuilt markets. With a more "transparent" real estate industry brought about through increased real estate securitization during the 1990s, we have seen a much more disciplined posture by lenders, investors and users. While we are mindful of the risks of a demand-led downturn, we believe that real estate markets are in better shape fundamentally--vacancy rates, in-place rents, stable ownership--going into this economic downturn than at any time over the last 25 years. New supply pipelines are evaporating as credit standards continue to tighten with the result that long-term cash flow potential for real estate assets is attractive.

     . Company fundamentals are generally healthy and new growth opportunities are likely to emerge. Many companies are poised to deliver attractive cash flow growth driven by balanced market fundamentals, below market in-place rents in many cases, and lower long-term interest rates. For companies with access to capital and a stock "currency", we believe there will be opportunities to take advantage of attractive asset- and entity-level acquisitions as private market liquidity issues emerge. In many cases, we believe these situations will favor tax sensitive solutions that public real estate companies are uniquely suited to address.

     . Real estate stocks are attractively priced. Discounts to net asset value ("NAV") are still prevalent and with this year's nearly singular focus on dividend yield, many high-quality companies in terms of assets, management and markets are among the most attractively priced.

     . Portfolio diversification characteristics are favorable with high current income. Real estate investments offer a defensive character that derives from the stable and predictable underlying cash flow, the product of longer-term leases that generally allow for the pass-through of higher costs, in conjunction with an inflation-sensitive residual

--------------------------------------------------------------------------------

          value. Real estate securities have a demonstrated low correlation to broader stock indices and provide an important current income component.

From the standpoint of investment strategy, we believe 2001 will be a year of increasing separation between the "haves" and "have nots" in terms of operating performance, access to capital and ultimately pricing, notwithstanding the first half's strong reversal of this trend. We remain intensely focused on the bottom-up fundamentals driving cash flow levels and growth and believe the investment performance for our targeted portfolio of real estate securities will be attractive over the next 12-18 months under a broad range of economic scenarios.

We thank you for your continued interest in SC-US Real Estate Shares.

Sincerely,


/s/ Anthony R. Manno Jr.                    /s/ Kenneth D. Statz

Anthony R. Manno Jr.                        Kenneth D. Statz
President                                   Managing Director




/1/Source: Morningstar(R)Absolute Ranking. Overall ranking among 104 real estate mutual funds for the 3-year period ending June 30, 2001.

/2/The Morningstar Rating(TM) reflects historical risk-adjusted performance as of July 31, 2001. Past performance is no guarantee of future results. The Overall Morningstar Rating(TM) is the weighted average of a fund's 3-, 5- and 10-year (if applicable) risk-adjusted performance. For the 3-year period ending July 31, 2001, the Fund received a rating of 5 stars out of 4,540 domestic equity funds. The top 10% of the funds in the broad asset class receive 5 stars.

(C)2001 Morningstar, Inc. All Rights Reserved. The information contained herein:(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

FUND PERFORMANCE
--------------------------------------------------------------------------------

SC-US Real Estate Shares' investment performance compared to frequently used performance benchmarks is shown below.


Comparative Returns

Average Annual Total Returns
Period Ended June 30, 2001

                                                                    Since Inception
                           Year-to-Date   One-Year   Three-Year   (12/20/96-6/30/01)
                           ---------------------------------------------------------
SC-US Real Estate Shares       4.89%       21.12%      10.07%           11.53%
------------------------------------------------------------------------------------
Wilshire Real Estate
Securities Index/1/            9.77%       24.55%       6.60%            8.26%
------------------------------------------------------------------------------------
NAREIT Equity Index/2/        11.45%       24.43%       5.28%            7.49%
------------------------------------------------------------------------------------

Past performance is not indicative of future results. The performance of the above-referenced indices includes reinvested dividends and does not include any fees or expenses. The underlying portfolio securities of SC-US Real Estate Shares may differ from those of the indices. (1) The Wilshire Real Estate Securities Index is an unmanaged, broad based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate; and (2) NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs that have 75% or more of their gross invested book assets invested in the equity ownership of real estate.


Growth of a $10,000 Investment
Period from December 20, 1996 to June 30, 2001

[Chart comparing investment growth]

                      CUMULATIVE VALUE OF $10,000 INVESTED
                      ------------------------------------

                                 SC-US Real        Wilshire Real Estate          NARIET
                                Estate Shares        Securities Index            Index
                                ---------------------------------------------------------
20 Dec 96                         $10,000                 $10,000                $10,000
December                          $10,377                 $10,425                $10,410
January 1997                      $10,459                 $10,574                $10,526
February                          $10,538                 $10,580                $10,505
March                             $10,509                 $10,616                $10,483
April                             $10,079                 $10,273                $10,196
May                               $10,329                 $10,580                $10,494
June                              $10,997                 $11,104                $11,003
July                              $11,458                 $11,470                $11,343
August                            $11,469                 $11,385                $11,316
September                         $12,823                 $12,507                $12,304
October                           $12,400                 $11,976                $11,972
November                          $12,638                 $12,217                $12,231
December                          $12,992                 $12,489                $12,519
January 1998                      $12,890                 $12,313                $12,453
February                          $12,600                 $12,155                $12,241
March                             $13,046                 $12,395                $12,461
April                             $12,541                 $12,004                $12,054
May                               $12,395                 $11,889                $11,970
June                              $12,294                 $11,826                $11,889
July                              $11,466                 $11,003                $11,117
August                            $10,355                  $9,860                $10,068
September                         $11,047                 $10,412                $10,638
October                           $11,012                 $10,269                $10,441
November                          $11,356                 $10,462                $10,595
December                          $11,441                 $10,313                $10,328
January 1999                      $11,371                 $10,089                $10,112
February                          $11,394                 $10,009                 $9,875
March                             $11,115                  $9,955                 $9,830
April                             $12,567                 $11,016                $10,763
May                               $12,779                 $11,203                $11,000
June                              $12,641                 $11,012                $10,822
July                              $12,056                 $10,590                $10,477
August                            $12,056                 $10,431                $10,344
September                         $11,654                  $9,961                 $9,951
October                           $11,243                  $9,776                 $9,706
November                          $10,940                  $9,622                 $9,548
December                          $11,507                  $9,984                 $9,851
January 2000                      $11,606                 $10,025                 $9,883
February                          $11,457                  $9,834                 $9,765
March                             $12,042                 $10,264                $10,087
April                             $12,900                 $10,996                $10,765
May                               $13,075                 $11,128                $10,870
June                              $13,536                 $11,503                $11,149
July                              $14,668                 $12,536                $12,124
August                            $14,063                 $12,085                $11,632
September                         $14,861                 $12,477                $12,001
October                           $14,312                 $11,936                $11,482
November                          $14,606                 $12,205                $11,629
December                          $15,630                 $13,053                $12,447
January 2001                      $15,411                 $13,183                $12,577
February                          $15,050                 $12,909                $12,376
March                             $15,016                 $12,919                $12,496
April                             $15,275                 $13,227                $12,794
May                               $15,549                 $13,597                $13,104
June                              $16,395                 $14,327                $13,872

Past performance is not indicative of future results.


                     See notes to the financial statements.

FUND FACTS
--------------------------------------------------------------------------------

Top 10 Holdings
% of Total Net Assets

Equity Office Properties Trust               8.3%
Boston Properties, Inc.                      7.7%
Mack-Cali Realty Corporation                 7.1%
Avalon Bay Communities, Inc.                 6.8%
Apartment Investment & Management Company    6.6%
Starwood Hotels & Resorts Worldwide, Inc.    4.8%
Essex Property Trust, Inc.                   4.7%
Public Storage, Inc.                         4.7%
Brookfield Properties Corporation            4.7%
Liberty Property Trust                       4.0%
                                            -----
Total                                       59.4%


SECTOR WEIGHTINGS/1/

Office                   41.2%
Multifamily              25.9%
Diversified               4.0%
Regional Malls            8.5%
Industrial                4.0%
Cash & other assets/2/    6.0%
Hotels                    4.8%
Storage                   5.6%

/1/ Sector classifications are as defined by Wilshire Associates.

/2/ Other includes short-term investments and liabilities in excess of other assets.


OVERALL MORNINGSTAR(R) RATING(TM)

                                  [Five Stars]

The Morningstar Rating(TM) reflects historical risk-adjusted performance as of July 31, 2001. Past performance is no guarantee of future results. The Overall Morningstar Rating(TM) is the weighted average of a fund's 3-, 5- and 10-year (if applicable) risk-adjusted performance. For the 3-year period ending July 31, 2001, the Fund received a rating of 5 stars out of 4,540 domestic equity funds. The top 10% of the funds in the broad asset class receive 5 stars.


MORNINGSTAR(R) CATEGORY RATING(TM)

                    [Graphic showing Number 5 (Best) rating]

The Morningstar(R) Category Rating(TM) is a quantitative measure of risk-adjusted performance over a 3-year period and shows how well a fund has balanced risk and return relative to other funds in its category. There were 104 real estate mutual funds for the 3-year period ended June 30, 2001.

(C) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


FUND AT A GLANCE

Minimum initial investment           $1,000/3/
Minimum subsequent investment          $100
Sales charge (load)                    None
Redemption fee                         None
Symbol                                SUSIX
Contact                      1-888-SECURITY
Web Site            www.securitycapital.com


/3/$500 for IRAs and UGMA/UTMA accounts.


                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

        Shares                                                      Market Value
--------------------------------------------------------------------------------
                  COMMON STOCKS - 94.0%
                  Office - 41.2%
       342,407    Equity Office Properties Trust                     $10,830,333
       243,000    Boston Properties, Inc.                              9,938,700
       325,300    Mack-Cali Realty Corporation                         9,264,544
       316,400    Brookfield Properties Corporation                    6,046,404
        85,700    Spieker Properties, Inc.                             5,137,715
       150,800    SL Green Realty Corporation                          4,570,748
       161,900    Arden Realty, Inc.                                   4,322,730
       126,400    Prentiss Properties Trust                            3,324,320
                                                                     -----------
                                                                      53,435,494
                  Multifamily - 25.9%
       189,173    Avalon Bay Communities, Inc.                         8,843,838
       176,850    Apartment Investment & Management Company            8,524,170
       122,350    Essex Property Trust, Inc.                           6,062,443
        83,500    Equity Residential Properties Trust                  4,721,925
        80,800    Post Properties, Inc.                                3,058,280
        48,000    Charles E. Smith Residential Realty, Inc.            2,407,200
                                                                     -----------
                                                                      33,617,856
                  Regional Malls - 8.5%
       327,050    Taubman Centers, Inc.                                4,578,700
       109,400    Simon Property Group, Inc.                           3,278,718
        49,800    General Growth Properties, Inc.                      1,960,127
        43,300    Rouse Company                                        1,240,545
                                                                     -----------
                                                                      11,058,090
                  Storage - 5.6%
       204,600    Public Storage, Inc.                                 6,066,390
        39,200    Shurgard Storage Centers, Inc.                       1,225,000
                                                                     -----------
                                                                       7,291,390
                  Hotels - 4.8%
       166,250    Starwood Hotels & Resorts Worldwide, Inc.            6,197,800

                  Diversified - 4.0%
       177,400    Liberty Property Trust                               5,251,040

                     See notes to the financial statements.

--------------------------------------------------------------------------------

Shares/Principal
     Amount                                                                   Market Value
------------------------------------------------------------------------------------------
                  Industrial - 4.0%
       250,000    Cabot Industrial Trust                                      $  5,250,000

                  Total common stocks
                                                                              ------------
                  (cost $104,871,023)                                          122,101,670


                  SHORT-TERM INVESTMENTS - 5.2%
    $3,250,000    Agreement with State Street Bank and Trust Company,
                  2.000%, dated 06/29/2001, to be repurchased at
                  $3,250,542, on 07/02/2001, collateralized by
                  $3,165,000 U.S. Treasury Notes, 5.625% maturing
                  on 12/31/2002 (market value of collateral $3,319,294)       $  3,250,000

     3,501,000    United States Treasury Bill, 2.600%, 07/05/2001                3,499,989
                                                                              ------------
                  Total short-term investments
                  (cost $6,749,989)                                              6,749,989
                                                                              ------------
                  Total investments - 99.2%
                  (cost $111,621,012)                                          128,851,659

                  Other assets in excess of liabilities - 0.8%                     991,049
                                                                              ------------

                  Net assets - 100.0%                                         $129,842,708
                                                                              ============


                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-JUNE 30, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
     Investments, at market value (cost $111,621,012)                          $128,851,659
     Receivable for investments sold                                              1,474,082
     Receivable for fund shares sold                                              1,365,545
     Dividends and interest receivable                                              948,746
     Deferred organization costs                                                     13,319
     Other assets                                                                    10,831
                                                                               ------------
     Total assets                                                               132,664,182
                                                                               ------------
LIABILITIES:
     Payable for investment securities purchased                                  2,602,944
     Payable to investment adviser                                                   63,139
     Payable to distributor                                                          25,459
     Payable for fund shares redeemed                                                10,105
     Accrued expenses and other liabilities                                         119,827
                                                                               ------------
     Total liabilities                                                            2,821,474
                                                                               ------------
         Net assets                                                            $129,842,708
                                                                               ============

NET ASSETS CONSIST OF:
     Capital stock                                                             $111,986,974
     Undistributed net investment income                                              1,362
     Accumulated undistributed net realized gain on investments                     623,725
     Net unrealized appreciation on investments                                  17,230,647
                                                                               ------------
         Net assets                                                            $129,842,708
                                                                               ============

     Shares outstanding (50,000,000 shares of $0.01 par value authorized)        10,394,367
     Net asset value and redemption price per share                            $      12.49
                                                                               ============

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF OPERATIONS-SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividend income                                                          $2,927,364
     Interest income                                                              88,515
                                                                              ----------
     Total investment income                                                   3,015,879
                                                                              ----------
EXPENSES:
     Investment advisory fee                                                     338,414
     Distribution expense                                                        141,006
     Transfer agent, custody, accounting costs and shareholder service           111,071
     Administration fee                                                           11,280
     Sub-administration fee                                                       44,507
     Professional fees                                                            30,990
     Federal and state registration                                               16,576
     Shareholders reports and notices                                             13,625
     Directors' fees and expenses                                                 13,040
     Amortization of organization expenses                                        11,707
     Other                                                                         3,241
                                                                              ----------
     Net expenses                                                                735,457
                                                                              ----------
         Net investment income                                                $2,280,422
                                                                              ==========

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments                                         $2,607,973
     Change in unrealized appreciation on investments                            997,603
                                                                              ----------
     Net realized and unrealized gain on investments                           3,605,576
                                                                              ----------
         Net increase in net assets resulting from operations                 $5,885,998
                                                                              ==========


                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        Six months ended
                                                          June 30, 2001        Year ended
                                                           (unaudited)        Dec. 31, 2000
-------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                 $  2,280,422        $  3,486,395
     Net realized gain on investments                         2,607,973           3,820,031
     Change in unrealized appreciation
      on investments                                            997,603          18,224,320
                                                           --------------------------------
     Net increase in net assets
      resulting from operations                               5,885,998          25,530,746

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                               37,318,897         138,951,079
     Shares issued to holders in
      reinvestment of dividends                               1,719,061           2,752,061
     Cost of shares redeemed                                (30,666,383)        (96,123,359)
                                                           --------------------------------
     Net increase in net assets
      from capital share transactions                         8,371,575          45,579,781

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                              (2,279,060)         (3,493,637)
     Return of capital                                               --            (702,019)
                                                           --------------------------------
     Total distributions                                     (2,279,060)         (4,195,656)

      Total increase in net assets                           11,978,513          66,914,871

NET ASSETS:
     Beginning of period                                    117,864,195          50,949,324
                                                           --------------------------------
     End of period                                         $129,842,708        $117,864,195
                                                           ================================


                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             Six months                                                  Dec. 20,
                                               ended                                                     1996/1/
                                              June 30,   Year ended  Year ended  Year ended  Year ended  through
                                                2001      Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,   Dec. 31,
                                            (unaudited)     2000        1999        1998       1997        1996
                                            ---------------------------------------------------------------------
For a share outstanding for each period:/2/
Net Asset Value, beginning of period           $12.14       $9.37       $9.82      $11.95      $10.38     $10.00
                                            ---------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.23        0.44        0.45        0.42       0.46/3/     0.02
  Net realized and unrealized gain
   (loss) on investments                         0.35        2.86       (0.39)      (1.80)       2.11       0.36
                                            ---------------------------------------------------------------------
  Total from investment operations               0.58        3.30        0.06       (1.38)       2.57       0.38
                                             ---------------------------------------------------------------------
Less distributions:
  Dividends from net investment income          (0.23)      (0.44)      (0.45)      (0.43)      (0.46)        --
  Dividends from net realized gains                --          --          --       (0.29)      (0.54)        --
  Return of capital                                --       (0.09)      (0.06)      (0.03)         --         --
                                            ---------------------------------------------------------------------
  Total distributions                           (0.23)      (0.53)      (0.51)      (0.75)      (1.00)        --
                                            ---------------------------------------------------------------------
Net Asset Value, end of period                 $12.49      $12.14       $9.37       $9.82      $11.95     $10.38
                                            ---------------------------------------------------------------------
Total return/4/                                 4.89%      35.83%       0.58%      (11.94)%    25.20%      3.77%
Supplemental data and ratios:
  Net assets, end of period ($000)           $129,843    $117,864     $50,949     $94,811    $117,232    $10,247
  Ratio of expenses to
   average net assets/5,6/                      1.30%       1.35%       1.20%       1.00%       0.94%        --%
  Ratio of net investment income to
   average net assets/5,6/                      4.04%       5.02%       4.18%       4.75%       4.08%     19.71%
Portfolio turnover rate                        39.76%      91.14%      49.66%     109.49%     104.17%        --%


/1/ Inception date.

/2/ Effective February 1, 2000, the Fund's Class R shares were converted to
    Class I shares, with the resulting class known as Security Capital U.S. Real Estate Shares. The information in this table reflects financial results for the former Class I shares, with the exception of net assets which are for both Classes.

/3/ Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

/4/ Not annualized for the period December 20, 1996 through December 31, 1996.

/5/ Annualized.

/6/ Without voluntary expense reimbursements of $12,239, $256,747, $301,721 and $30,276 for the years ended December 31, 2000, 1999, 1998 and 1997, respectively, the ratio of expenses to average net assets would have been 1.36%, 1.62%, 1.29% and 0.97%, respectively, and the ratio of net investment income to average net assets would have been 5.01%, 3.76%, 4.46% and 4.05%, respectively.

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-JUNE 30, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital European Real Estate Shares. The Fund commenced operations on December 20, 1996.

     Effective February 1, 2000, Class R shares of the Fund were converted to Class I shares of the Fund with the surviving class being known as Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares").

     The following is a summary of significant accounting policies followed by the Fund.

     a) Investment Valuation - Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

     b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 2000, the Fund has a realized capital loss carry forward, for federal income tax purposes, of $1,183,628 (expires December 31, 2006), available to be used to offset future realized capital gains.

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

(UNAUDITED)
--------------------------------------------------------------------------------

     Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

     The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

     Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains or losses are recorded by the Fund as a realized gain or loss on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

     d) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meets the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

     e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     f) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Sector classifications in the Schedule of Investments are as defined by Wilshire Associates.

(UNAUDITED)
--------------------------------------------------------------------------------

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Adviser, Security Capital Research & Management Incorporated, does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

     Six Months Ended June 30, 2001:
     --------------------------------------------------------------------------------------
                                                                      Amount        Shares
                                                                  -------------------------
     Shares sold                                                  $ 37,318,897    3,143,835
     Shares issued to holders in reinvestment of dividends           1,719,061      143,605
     Shares redeemed                                               (30,666,383)  (2,599,688)
                                                                  -------------------------
     Net increase                                                 $  8,371,575      687,752
                                                                  =========================

     Year Ended December 31, 2000:
     --------------------------------------------------------------------------------------
                                                                     Amount        Shares
                                                                  -------------------------
      Shares sold                                                 $138,035,757   13,251,060
      Shares converted from Class R Shares                           5,315,656      562,444
      Shares issued to holders in reinvestment of dividends          2,752,061      241,558
      Shares redeemed                                              (95,948,759)  (9,299,867)
                                                                  -------------------------
      Net increase                                                $ 50,154,715    4,755,195
                                                                  =========================

      Class R Shares:*

      Shares sold                                                 $    915,322       96,175
      Shares converted to SC-US Real Estate Shares                  (5,315,656)    (562,622)
      Shares issued to holders in reinvestment of dividends                 --           --
      Shares redeemed                                                 (174,600)     (18,020)
                                                                  -------------------------
      Net decrease                                                $ (4,574,934)    (484,467)
                                                                  =========================

   * Represents activity from January 1, 2000 - January 31, 2000. Effective February 1, 2000, the Fund's Class R shares were converted to Class I shares, with the resulting class being known as SC-US Real Estate Shares.

(UNAUDITED)
--------------------------------------------------------------------------------


3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term investments by the Fund for the six months ended June 30, 2001, were $52,515,326 and $43,955,466, respectively.

     As of June 30, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Appreciation                           $17,243,648
        (Depreciation)                          (13,001)
                                            -----------
        Net appreciation on investments     $17,230,647
                                            ===========

     As of June 30, 2001, the cost of investments for federal income tax purposes was $111,621,012.


4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"), formally Security Capital Global Capital Management Group Incorporated, an indirect, wholly-owned subsidiary of Security Capital Group Incorporated ("Security Capital"). Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.

     SC-R&M voluntarily agreed to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets, for the year ending December 31, 2001.

     SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately-held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

(UNAUDITED)
--------------------------------------------------------------------------------


5.   DISTRIBUTION AND SERVICING PLANS

     The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Distribution Plan, the Fund pays to Macquarie Capital Partners LLC, an affiliate of Security Capital, in its capacity as principal distributor of the Fund's shares (the "Distributor"), a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to the Fund's shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. For the six months ended June 30, 2001, the Fund has made payments totaling $138,591 as required by the adopted Distribution Plans.


6.   ORGANIZATION COSTS

     The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $118,099, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.


7.   PRINCIPAL SHAREHOLDERS

     As of June 30, 2001, SC Realty Incorporated, a wholly owned subsidiary of Security Capital, owned 12.9% of the Fund's total outstanding shares.

--------------------------------------------------------------------------------

DIRECTORS

Anthony R. Manno Jr.
Chairman and President
Security Capital Real Estate Mutual Funds
Incorporated

Robert H. Abrams
Founding Director Program in Real Estate
Cornell University

Trustee Emeritus and Presidential Counselor
Cornell University

Stephen F. Kasbeer
Former Senior Vice President for
Administration and Treasurer
Loyola University Chicago

Director
Endowment Realty, Inc.

Member
University of San Diego Investment Committee

George F. Keane
President Emeritus
The Commonfund Group

Director
The Northern Trust Company of Connecticut
Nicholas Applegate


OFFICERS

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Alexander K. Daggett
Vice President - Client Services

Jeffrey C. Nellessen
Vice President, Treasurer and Assistant Secretary

David T. Novick
Vice President and Secretary

Michael J. Heller
Assistant Treasurer

INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Anne Darnley
Vice President

Bernard Krieg
Associate

Andrea C. Smith
Associate

David T. Cheng
Analyst

James D. Hardman
Analyst

Christopher J. Williams
Analyst

Matthew D. Hansen
Securities Trader

INVESTMENT ADVISER

Security Capital Research &
Management Incorporated
11 South LaSalle Street, Second Floor
Chicago, Illinois  60603
1-888-SECURITY

TRANSFER AGENT

Boston Financial Data Services, Inc.
P.O. Box 8121
Boston, Massachusetts  02266-8121
1-800-409-4189

INDEPENDENT PUBLIC
ACCOUNTANTS

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois  60603

LEGAL COUNSEL
Mayer, Brown & Platt
1675 Broadway
New York, New York  10019

                                     [Logo]
                                SECURITY CAPITAL

                11 South LaSalle Street, Chicago, Illinois 60603
                                 1-888-SECURITY
                             www.securitycapital.com


403SEMI01